UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

BEAM GLOBAL
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6370 Nancy Ridge Drive, Suite 105, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 321-2223
___________________________________________________
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

Beam Global (the “Company”) has established Thursday, December 17, 2026 as the date for its 2026 annual meeting of stockholders (the “Annual Meeting”), to be held at 9:30 a.m. Pacific Time at 6370 Nancy Ridge Drive, Suite 105, San Diego, California 92121. The record date for the Annual Meeting is the close of business on October 19, 2026.

Because the date of the Annual Meeting is more than 30 days after the one-year anniversary of the Company’s 2025 annual meeting of stockholders, the deadline for stockholder proposals disclosed in the Company’s 2025 proxy statement no longer applies. A stockholder proposal intended to be included in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received in writing by the Company’s Secretary at its principal executive offices, 6370 Nancy Ridge Drive, Suite 105, San Diego, California 92121, no later than the close of business on October 26, 2026, which the Company believes is a reasonable time before it begins to print and send its proxy materials.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if the Company does not receive written notice of a stockholder proposal or director nomination intended to be presented at the Annual Meeting outside of Rule 14a-8 by the close of business on October 26, 2026, the proxies solicited by the Company’s Board of Directors will confer discretionary authority to vote on such matter. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the notice required by Rule 14a-19 under the Exchange Act no later than October 25, 2026.

In addition to complying with the deadlines above, stockholder proposals and director nominations for the Annual Meeting must comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8 and Rule 14a-19, and Nevada corporate law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: October 15, 2026	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer